Exhibit 99.1
SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

CONTACT:	Investor Contacts:	Media Contact:
	Lori Barker Padon	Mike Wong
	(408) 801-1384	(408) 801-1240

Jay Iyer
(408) 801-2067
SANDISK ANNOUNCES FIRST QUARTER RESULTS
Revenue Increases 26% Year-Over-Year
Milpitas, CA, April 26, 2007 — SanDisk® Corporation (NASDAQ:SNDK), the world’s largest supplier of flash storage card products, today announced results for the first quarter ended April 1, 2007. First quarter revenue increased 26% on a year-over-year basis to $786 million and the net loss in accordance with U.S. Generally Accepted Accounting Principles (GAAP) was $0.6 million, or $0.00 per share, compared to GAAP net income of $35 million, or $0.17 per share, in the first quarter of 2006.
Excluding the impact of acquisition related charges, stock compensation expense and the related tax effect, first quarter non-GAAP net income was $45 million, or $0.19 per share, compared to first quarter 2006 non-GAAP net income of $90 million, or $0.44 per share.
“First quarter results reflected the current difficult market conditions,” said Eli Harari, Chairman and CEO. “In the first quarter our industry experienced excess supply, sharp price declines, and depressed margins. These market conditions were exacerbated by weak seasonal consumer demand in retail. One highlight for the quarter was that the mobile market became our largest revenue generator with 27 million units sold in the quarter. Another highlight was the signing of an important licensing agreement with Hynix, which again validates our strong intellectual property portfolio. In another important milestone for our flash technology, this week Dell announced the launch of notebook PCs that incorporate our 32-gigabyte Solid State Drive (SSD).”
“Looking forward, we project a pick-up in demand during the seasonally strong back half of the second quarter. However, excess supply and depressed pricing is expected to continue through the second quarter, possibly extending through the summer months, putting pressure on our margins. Our outlook is optimistic for renewed growth heading into the fourth quarter of 2007 and forward to 2008. This optimism is based on our expectation of continuing penetration into multimedia handsets, the steady stream of exciting new consumer product introductions such as the Sansa® Connect™, and the exceptionally attractive price points for our products now available to consumers.”
Key Metrics and Highlights
•	Product revenue was $689 million in the first quarter, up 28% year-over-year.

•	License and royalty revenue for the first quarter was $97 million, up 13% year-over-year.

•	SanDisk and Hynix announced a patent cross license and product supply agreement and also signed a memorandum of understanding that outlines the planned formation of a memory manufacturing joint venture.

•	Total megabytes sold in the first quarter increased 209% on a year-over-year basis and decreased 22% from the record fourth quarter of 2006.

•	Average price per megabyte sold declined 62% on a year-over-year basis and 23% sequentially.

•	Average retail card capacity in the first quarter was 1231 megabytes, up 87% from the first quarter of 2006 and up 11% sequentially.

•	GAAP product gross margin in the first quarter was 14.2%, compared to 28.4% in the first quarter of 2006. First quarter fiscal 2007 non-GAAP product gross margin was 18.5% compared to 28.4% in the first quarter of 2006.

•	Cost cutting measures taken in the first quarter included a reduction in workforce, executive salary reductions and a salary freeze for all other employees.

•	msystems™ and SanDisk completed substantial integration activities.

•	Operating loss on a GAAP basis was $20 million compared to GAAP operating income of $58 million in Q1 of 2006. Non-GAAP operating income was $47 million, or 6% of revenue, compared to non-GAAP operating income of $120 million or 19% of revenue in the first quarter of 2006.

•	Cash flow from operations was $255 million for Q1 2007 and total cash, short-term and long-term investments increased sequentially by $217 million to $3.5 billion.

•	Retail presence was more than 210,000 storefronts, including 67,000 in the mobile channel at the end of the quarter.

•	SanDisk launched 32-gigabyte (GB) SSDs as drop-in replacements for hard disk drives in notebook PCs.

•	The Sansa Connect wireless internet MP3 player received excellent reviews. SanDisk also launched the new Shaker™ MP3 player designed for kids and families.

•	SanDisk and Sony Corporation agreed to develop the SxS™ (S by S) memory card specification for high-speed in professional camcorders.

•	SanDisk introduced the industry’s highest density 8 GB SD high capacity (SDHC™) and 4 GB microSDHC™ cards.
Scheduled Interviews
SanDisk Corporation Chairman and Chief Executive Officer, Eli Harari, is scheduled to appear on CNBC’s “Closing Bell with Maria Bartiromo,” on April 26, 2006 at approximately 1:20 p.m. PDT. Judy Bruner, SanDisk’s Executive Vice President, Administration and CFO, is scheduled to appear on Bloomberg TV’s “Bloomberg On The Markets”, April 27, 2007 beginning at approximately 8:39 a.m. PDT.

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Conference Call
SanDisk’s first quarter 2007 conference call is scheduled for 2:00 p.m. PDT, Thursday, April 26, 2007. The conference call will be webcast by CCBN and can be accessed live, and throughout the quarter, at SanDisk’s website at www.sandisk.com/IR and at www.streetevents.com for registered streetevents.com users. To participate in the call via telephone, the dial-in number is (800) 238-9007. The dial-in password is 4311569. A copy of this press release will be furnished with the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.
A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables.
Forward-Looking Statements
This news release contains certain forward-looking statements, including statements about our business prospects and outlook, anticipated increased demand for our mobile OEM products, anticipated design-in for products, demand for certain new products in new markets, seasonally lower retail sales, a decline in margins due to prevailing challenging market pricing for flash memory, market supply and demand, cost reductions, expected technology transitions and the timing and cost benefits thereof, our planned investments in advanced technologies, products, markets and our brand, and scheduled appearances by our Chairman and CEO and our CFO that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly and adversely affect our business, financial condition and results of operations. Risks that may cause these forward-looking statements to be inaccurate include among others:
•	slower than expected growth in market demand for our products including, for example, the solid state drive or a slower adoption rate for these products in current and new markets that we are targeting,

•	future average selling price erosion that may be more severe than our expectations due to decreased demand or excess industry capacity of flash memory from ourselves as well as from existing suppliers or from new competitors,

•	any interruption of or delay in supply from any of the semiconductor manufacturing or subcontracting facilities, including test and assembly facilities that supply products to us,

•	slower than expected expansion of our global sales channels,

•	fluctuations in operating results, unexpected yield variances and delays related to our conversion to 56-nanometer NAND flash technology or the ramp-up of the 300mm flash fabrication facility,

•	our inability to make additional planned smaller geometry conversions in a timely manner,

•	our ability to agree on the definitive terms of a joint venture with Hynix,

•	less than expected growth in the average megabyte capacity per card,

•	higher than expected operating expenses,

•	higher than anticipated capital equipment expenditures,

•	adverse global economic and geo-political conditions, including adverse currency exchange rates and acts of terror and war,

•	fluctuations in license and royalty revenues,

•	business interruption due to earthquakes, hurricanes or other natural disasters, particularly in areas in the Pacific Rim and Japan where we manufacture and assemble products,

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•	risks related to our acquisition of msystems, including that we may not realize the expected benefits of the acquisition due to integration challenges or that we may incur substantial costs or other damages associated with pending or future litigation related to the merger or costs or damages related to msystems’ prior stock option grant practices,

•	the risk that scheduled appearances by our executives could be cancelled or delayed by us or the network, and

•	other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Form 10-K for the fiscal year ended December 31, 2006.
Future results may differ materially from those previously reported. We do not intend to update the information contained in this release.
About SanDisk
SanDisk is the original inventor of flash storage cards and is the world’s largest supplier of flash data storage card products using its patented, high-density flash memory and controller technology. SanDisk is headquartered in Milpitas, CA and has operations worldwide with more than half its sales outside the U.S.
www.sandisk.com
SanDisk, the SanDisk logo, and Sansa are trademarks of SanDisk Corporation, registered in the United States and other countries. msystems is a trademark of msystems Ltd. Sansa Connect and Shaker are trademarks of SanDisk Corporation. SD, microSD and SDHC are trademarks. Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

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SanDisk Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share data, unaudited)

	Three months ended
	April 1, 2007	April 2, 2006
Revenues:
Product	$689,357	$537,728
License and royalty	96,729	85,532

Total revenues	786,086	623,260

Cost of product revenues	570,088	384,867
Amortization of acquisition-related intangible assets	21,062	—

Total cost of revenues	591,150	384,867

Gross profits	194,936	238,393

Operating expenses:
Research and development	95,640	63,762
Sales and marketing	56,206	43,375
General and administrative	46,991	30,016
Restructuring	6,516	—
Write-off of acquired in-process technology	—	39,600
Amortization of acquisition-related intangible assets	9,100	3,715

Total operating expenses	214,453	180,468

Operating income (loss)	(19,517)	57,925

Total other income	36,259	18,464

Income before taxes	16,742	76,389

Provision for income taxes	12,157	41,274

Income after taxes	4,585	35,115

Minority interest	5,160	—

Net income (loss)	$(575)	$35,115

Net income (loss) per share:
Basic	$(0.00)	$0.18
Diluted	$(0.00)	$0.17

Shares used in computing net income (loss) per share:
Basic	227,455	193,077
Diluted	227,455	201,892

SanDisk Corporation
Reconciliation of GAAP to Non-GAAP Operating Results (*)
(In thousands, except per share data, unaudited)

	Three months ended
	April 1, 2007	April 2, 2006

SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME (LOSS)	$(575)	$35,115
Adjustments:
Share-based compensation (a)	31,219	18,786
Amortization of acquisition-related intangible assets (c)	30,162	3,715
Inventory step-up expense related to msystems acquisition (d)	4,947	—
Write-off of acquired in-process technology (b)	—	39,600
Income tax adjustments (e)	(20,918)	(7,198)

NON-GAAP NET INCOME	$44,835	$90,018

GAAP COST OF PRODUCT REVENUES	$591,150	$384,867
Share-based compensation (a)	(3,214)	—
Amortization of acquisition-related intangible assets (c)	(21,062)	—
Inventory step-up expense related to msystems acquisition (d)	(4,947)	—

NON-GAAP COST OF PRODUCT REVENUES	$561,927	$384,867

GAAP GROSS PROFIT	$194,936	$238,393
Share-based compensation (a)	3,214	—
Amortization of acquisition-related intangible assets (c)	21,062	—
Inventory step-up expense related to msystems acquisition (d)	4,947	—

NON-GAAP GROSS PROFIT	$224,159	$238,393

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$95,640	$63,762
Share-based compensation (a)	(12,687)	(8,786)

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$82,953	$54,976

GAAP SALES AND MARKETING EXPENSES	$56,206	$43,375
Share-based compensation (a)	(6,923)	(4,039)

NON-GAAP SALES AND MARKETING EXPENSES	$49,283	$39,336

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$46,991	$30,016
Share-based compensation (a)	(8,395)	(5,961)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$38,596	$24,055

GAAP TOTAL OPERATING EXPENSES	$214,453	$180,468
Share-based compensation (a)	(28,005)	(18,786)
Write-off of acquired in-process technology (b)	—	(39,600)
Amortization of acquisition-related intangible assets (c)	(9,100)	(3,715)

NON-GAAP TOTAL OPERATING EXPENSES	$177,348	$118,367

GAAP OPERATING INCOME (LOSS)	$(19,517)	$57,925
Cost of goods sold adjustments (a) (c) (d)	29,223	—
Operating expense adjustments (a) (b) (c)	37,105	62,101

NON-GAAP OPERATING INCOME	$46,811	$120,026

GAAP NET INCOME (LOSS)	$(575)	$35,115
Cost of goods sold adjustments (a) (c) (d)	29,223	—
Operating expense adjustments (a) (b) (c)	37,105	62,101
Income tax adjustments (e)	(20,918)	(7,198)

NON-GAAP NET INCOME	$44,835	$90,018

Diluted net income (loss) per share:
GAAP	$(0.00)	$0.17
Non-GAAP	$0.19	$0.44

Shares used in computing diluted net income (loss) per share:
GAAP	227,455	201,892
Non-GAAP	236,426	203,302

SanDisk Corporation
Reconciliation of GAAP to Non-GAAP Operating Results (*)

(*)	To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management, and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation in accordance with SFAS 123(R) effective January 2, 2006 and the acquisition of Matrix Semiconductor, Inc. in January 2006 and msystems Ltd. in November 2006, we believe the inclusion of non-GAAP financial measures provide consistency in our financial reporting. These non-GAAP results are one of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information as certain non-cash charges such as amortization of purchased intangibles and share-based compensation do not reflect the cash operating results of the business and certain one-time expenses such as write-off of acquired in-process technology that do not reflect the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)	Write-off of acquired in-process technology associated with the Matrix acquisition (January 2006) and msystems acquisition (November 2006).

(c)	Amortization of acquisition-related intangible assets, primarily core and developed technology, related to the acquisition of Matrix and msystems.

(d)	Inventory step-up expense related to msystems acquisition.

(e)	Income taxes associated with certain non-GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(In thousands)

	April 1, 2007	December 31, 2006
	(unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$1,811,109	$1,580,700
Short-term investments	1,144,838	1,228,773
Accounts receivable from product revenues, net	144,228	611,740
Inventory	594,156	495,984
Deferred taxes	175,770	176,007
Other current assets	187,379	148,657

Total current assets	4,057,480	4,241,861

Long-term investments	527,363	457,184
Property and equipment, net	328,645	317,965
Notes receivable and investments in flash ventures	442,884	462,307
Deferred taxes	95,366	102,100
Goodwill	852,862	910,254
Intangibles, net	376,827	389,078
Other non-current assets	68,783	87,034

Total Assets	$6,750,210	$6,967,783

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$205,824	$261,870
Accounts payable to related parties	142,566	139,627
Other current accrued liabilities	162,687	311,000
Deferred income on shipments to distributors and retailers and deferred revenue	99,273	183,950

Total current liabilities	610,350	896,447

Convertible long-term debt	1,225,000	1,225,000
Non-current liabilities and deferred revenue	115,269	72,226

Total Liabilities	1,950,619	2,193,673

Minority interest	3,651	5,976

Commitments and contingencies

Stockholders’ Equity:
Common stock	3,686,562	3,657,121
Retained earnings	1,099,580	1,105,520
Accumulated other comprehensive income	9,798	5,493
Deferred compensation	—	—

Total Stockholders’ Equity	4,795,940	4,768,134

Total Liabilities and Stockholders’ Equity	$6,750,210	$6,967,783

SanDisk Corporation
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Three months ended
	April 1, 2007	April 2, 2006
Cash flows from operating activities:
Net income (loss)	$(575)	$35,115
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Deferred taxes	11,431	(13,456)
Gain on investment in foundries	(2,204)	(593)
Depreciation and amortization	65,096	26,397
Provision for doubtful accounts	913	(526)
Share-based compensation expense	31,219	18,785
Tax benefit from share-based compensation	(6,261)	(41,909)
Write-off of acquired in-process technology	—	39,600
Other non-cash income (charges)	4,749	(1,208)
Changes in operating assets and liabilities:
Accounts receivable	467,030	90,546
Inventory	(98,109)	(75,484)
Other assets	63,426	59,581
Accounts payable trade	(47,776)	(58,135)
Accounts payable to related parties	(2,911)	6,208
Other liabilities	(230,779)	(32,472)

Total adjustments	255,824	17,334

Net cash provided by operating activities	255,249	52,449

Cash flows from investing activities:
Purchases of short and long-term investments	(537,162)	(119,769)
Proceeds from sale and maturities of short and long-term investments	549,146	154,664
Investment in Flash Partners and Flash Alliance	—	(43,581)
Acquisition of capital equipment, net	(43,799)	(52,597)
Notes receivable from FlashVision	24,777	—
Purchased technology and other assets	(13,240)	—
Cash acquired in business combination, net of acquisition costs	—	9,432

Net cash used in investing activities	(20,278)	(51,851)

Cash flows from financing activities:
Proceeds from employee stock programs	38,370	46,061
Distribution to minority interest	(7,485)	—
Tax benefit from share-based compensation	6,261	41,909
Share repurchase programs	(42,096)	—

Net cash provided by (used in) financing activities	(4,950)	87,970

Effect of changes in foreign currency exchange rates on cash	388	(61)

Net increase in cash and cash equivalents	230,409	88,507

Cash and cash equivalents at beginning of period	1,580,700	762,058

Cash and cash equivalents at end of period	$1,811,109	$850,565